The Tax-Exempt Fund of Virginia®

Class A	Ticker TFVAX	B C	TEVBX TEVCX	F-1 F-2	TEVFX TEFFX

Summary prospectus
October 1, 2010

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.americanfunds.com/prospectus. You can also get this information at no cost by calling 800/421-0180 or by sending an e-mail request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated October 1, 2010, are incorporated by reference into this summary prospectus.

Investment objectives

The fund’s primary investment objective is to provide you with a high level of current income exempt from regular federal and Virginia state income taxes. Its secondary objective is preservation of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 33 of the prospectus and on page 56 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
	Share classes
	A	B	C	F-1 and F-2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none	5.00%	1.00%	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption or exchange fees	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2
Management fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	0.24	none
Other expenses	0.06	0.06	0.11	0.16	0.15
Total annual fund operating expenses	0.66	1.41	1.46	0.75	0.50

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$440	$578	$729	$1,167
B	644	846	971	1,486
C	249	462	797	1,746
F-1	77	240	417	930
F-2	51	160	280	628

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$144	$446	$771	$1,486
C	149	462	797	1,746

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal investment strategies

The fund seeks to achieve its objectives under normal circumstances by investing at least 80% of its assets in, or deriving at least 80% of its income from, municipal bonds and, to a lesser extent, in lower quality debt securities issued by municipalities in Virginia and in municipal securities that are issued by jurisdictions outside the state, provided such securities are exempt from federal and Virginia taxation. Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. The fund may also invest up to 20% of its assets in securities that may subject you to federal alternative minimum taxes. The fund is intended primarily for taxable residents of Virginia.

The fund will invest primarily in investment-grade debt securities rated Baa3 or BBB- or better by Moody’s Investors Service or Standard & Poor’s Corporation (or unrated but determined to be of equivalent quality). The fund may also invest in lower quality, lower rated debt securities rated Ba1 and BB+ or below (or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” Some of the securities in which the fund invests may have credit and liquidity support features, including guarantees and letters of credit.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers, current and anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Risks of investing in municipal bonds issued in the state of Virginia — Because the fund invests in securities of issuers in the state of Virginia, the fund is more susceptible to factors adversely affecting issuers of the state’s securities than a comparable municipal bond mutual fund that does not concentrate in a single state. Virginia is affected by changes in levels of federal funding and financial support of certain industries, as well as by federal spending cutbacks due to the large number of residents who are employed by the federal government. In addition, the state is dependent on certain economic sectors. Virginia’s economy is largely dependent on the government sector, manufacturing, the service trade and financial services. To the extent there are changes to any of these sectors, the fund may be adversely impacted.

Interest rate risks — The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities.

Credit risks — Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Credit and liquidity support risks — Changes in the credit quality of banks and financial institutions providing credit and liquidity enhancements could cause the fund to experience a loss and may affect its share price.

High yield bond and long maturity risks — Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Market risks — The prices of, and the income generated by, the securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The bar chart below shows how the fund’s investment results have varied from year to year, and the table on the following page shows how the fund’s average annual total returns for various periods compare with a broad measure of market results. The Lipper Virginia Municipal Debt Funds Average includes the fund and other mutual funds that disclose investment objectives that are reasonably comparable to those of the fund. This information provides some indication of the risks of investing in the fund. Past results (before and after taxes) are not predictive of future results. Updated information on the fund’s results can be obtained by visiting americanfunds.com.

Highest/Lowest quarterly results during this time period were:

Highest                       6.37%                      (quarter ended September 30, 2009)

Lowest                     –3.00%                        (quarter ended September 30, 2008)

The fund’s total return for the six months ended June 30, 2010, was 3.04%.

Average annual total returns For the periods ended December 31, 2009 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years
A − Before taxes	8/14/1986	8.37%	2.46%	4.27%
− After taxes on distributions		8.37	2.46	4.26
− After taxes on distributions and sale of fund shares		6.77	2.63	4.23

Share class (before taxes)	Inception date	1 year	5 years	Lifetime
B	3/15/2000	6.73%	2.13%	4.00%
C	4/18/2001	10.67	2.42	3.21
F-1	4/04/2001	12.46	3.16	3.77
F-2	8/01/2008	12.73	N/A	5.77

Indexes	1 year	5 years	10 years
Barclays Capital Municipal Virginia Index (reflects no deductions for fees, expenses or taxes)	11.66%	4.62%	5.68%
Lipper Virginia Municipal Debt Funds Average (reflects no deductions for fees or taxes)	19.54	3.25	4.79
Class A annualized 30-day yield at July 31, 2010: 2.70% (For current yield information, please call American FundsLine® at 800/325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.

Management

Investment adviser

Capital Research and Management Company

Portfolio counselors

The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Experience managing assets in this fund	Primary title with investment adviser
Brenda S. Ellerin	17 years	Senior Vice President – Fixed Income, Capital Research and Management Company
Edward B. Nahmias	7 years	Senior Vice President – Fixed Income, Capital Research Company

Purchase and sale of fund shares

Purchase minimums (for all share classes)
To establish an account	$1,000
To add to an account	50

You may sell (redeem) shares through your dealer or financial adviser, by writing to American Funds Service Company at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at 800/421-0180; faxing American Funds Service Company at 888/421-4351; or accessing our website at americanfunds.com.

Tax information

Fund distributions of interest on municipal bonds are generally not subject to federal income tax. However, the fund may distribute taxable dividends, including distributions of short-term capital gains, which are subject to federal taxation as ordinary income. Moreover, interest on certain bonds may be subject to the federal alternative minimum tax. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains.

It is anticipated that federally exempt-interest dividends paid by the fund and derived from interest on bonds exempt from Virginia income tax will also be exempt from Virginia state and local income taxes. To the extent the fund’s dividends are derived from interest on debt obligations not exempt from Virginia income tax, such dividends will be subject to Virginia state and local income taxes. Moreover, any federally taxable dividends and capital gain distributions may also be subject to state and local taxes.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MFGEIP-925-1010P Litho in USA CGD/RRD/8019	Investment Company File No. 811-4653
The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust